Exhibit 99.2

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (MICHAEL V. PALMERI)

     I, Michael V. Palmeri, Vice President, Finance, of Pinnacle West Capital Corporation ("Pinnacle West"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of Pinnacle West for the quarterly period ended September 30, 2002 (the "September 2002 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the September 2002 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West.


                                        Michael V. Palmeri
                                        ----------------------------------------
                                        Michael V. Palmeri
                                        Vice President, Finance

                                        Date: November 14, 2002